SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 13, 2004

BROADWING CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-30989	52-2041343
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7015 Albert Einstein Drive, Columbia, Maryland	21046-9400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (443) 259-4000

CORVIS CORPORATION

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 – Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The registrant’s board of directors has adopted a revised and expanded Code of Business Conduct for Compliance and Integrity. This code differs from the prior code by describing in greater detail requirements with respect to topics such as corporation records and reporting, public disclosures, protecting corporate assets, conflicts of interest, ensuring a safe and equitable workplace, confidentiality, conducting business and other matters. A copy of the Code of Business Conduct for Compliance and Integrity is available on the registrant’s Website at http://www.broadwing.com.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORVIS CORPORATION

Date: December 16, 2004	/s/ Lynn D. Anderson
Lynn D. Anderson
Senior Vice President, Chief Financial Officer and Treasurer